Filed pursuant to Rule 497(a)

Registration No. 333-214767

Rule 482ad

Hercules Capital, Inc.

$150,000,000

4.625% Notes due 2022

PRICING TERM SHEET

October 18, 2017

The following sets forth the final terms of the 4.625% Notes due 2022 and should only be read together with the preliminary prospectus supplement dated October 10, 2017, together with the accompanying prospectus dated September 7, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Hercules Capital, Inc.

Security	4.625% Notes due 2022

Ratings*	BBB- (Stable) (S&P)

Aggregate Principal Amount Offered	$150,000,000

Maturity	October 23, 2022, unless earlier repurchased or redeemed

Trade Date	October 18, 2017

Price to Public (Issue Price)	99.449%

Coupon (Interest Rate)	4.625%

Yield to Maturity	4.750%

Spread to Benchmark Treasury	+276 basis points

Benchmark Treasury	1.875% due September 30, 2022

Benchmark Treasury Price and Yield	99-14 3⁄4 / 1.990%

Interest Payment Dates	April 23 and October 23, commencing April 23, 2018

Optional Redemption

Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

•    100% of the principal amount of the notes to be redeemed, or

•    the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 45 basis points; provided, however, that if Hercules

Capital, Inc. redeems any Notes on or after September 23, 2022 (the date falling one month prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Change of Control	Holders have the right to require Hercules Capital, Inc. to repurchase the notes at 100% of their principal amount plus accrued and unpaid interest, if any, in the event of a change of control repurchase event.

Settlement Date	October 23, 2017 (T+3)

Denomination	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP	427096 AG7

ISIN	US427096AG77

Joint Book-Running Managers	Citigroup Global Markets Inc. Jefferies LLC

Co-Managers	JMP Securities LLC Janney Montgomery Scott LLC FBR Capital Markets & Co. Compass Point Research & Trading, LLC MUFG Securities Americas Inc.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Hercules Capital, Inc. expects that delivery of the Notes will be made to investors on or about October 23, 2017, which will be the third business day following the date hereof. Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Notes prior to the delivery of the Notes hereunder will be required, by virtue of the fact that the Notes initially settle in T+3, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to their date of delivery should consult their advisors.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Hercules Capital, Inc. before investing. The Preliminary Prospectus and accompanying prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Hercules Capital, Inc. and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of Hercules Capital, Inc. and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the Preliminary Prospectus may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or email prospectus@citi.com, or telephone: 1-800-831-9146, or Jefferies LLC, 520 Madison Avenue, New York, New York 10022, or email DCMProspectuses@jefferies.com, or telephone: 1-877-877-0696.